EXHIBIT 99.1
JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein or therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated: October 31, 2011

OAK HILL CAPITAL PARTNERS III, L.P.

By: OHCP GenPar III, L.P., its General Partner

By: OHCP MGP Partners III, L.P., its General Partner

By: OHCP MGP III, LTD., its General Partner

By:  /s/ John R. Monsky                              10/31/2011
John R. Monsky                  Date
Vice President

OAK HILL CAPITAL MANAGEMENT PARTNERS III, L.P.

By: OHCP GenPar III, L.P., its General Partner

By: OHCP MGP Partners III, L.P., its General Partner

By: OHCP MGP III, LTD., its General Partner

By:  /s/ John R. Monsky                             10/31/2011
John R. Monsky                  Date
Vice President

OHCP GENPAR III, L.P.

By: OHCP MGP Partners III, L.P., its General Partner

By: OHCP MGP III, LTD., its General Partner

By:  /s/ John R. Monsky                              10/31/2011
John R. Monsky                  Date
Vice President

OHCP MGP PARTNERS III, L.P.

By: OHCP MGP III, LTD., its General Partner

By:  /s/ John R. Monsky                              10/31/2011
John R. Monsky                  Date
Vice President

OHCP MGP III, LTD.

By:  /s/ John R. Monsky                              10/31/2011
John R. Monsky                  Date
Vice President

[Signature Page to PE SPA]